FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                             MRB, INC. & AFFILIATES

                        DECEMBER 31, 1998, 1997 AND 1996

               Report of Independent Certified Public Accountants
               --------------------------------------------------




Board  of  Directors  and  Shareholders
MRB,  Inc.  &  Affiliates
d/b/a  Tomahawk  Truck  and  Trailer  Sales


     We were engaged to audit the accompanying combined balance sheets of MRB, INC. & AFFILIATES as of December 31, 1998, 1997 and 1996, and the related combined statements of earnings, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     Except as discussed in the following paragraph, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The physical inventories were counted on December 31, 1998, 1997 and 1996, and inventory quantities are stated in the accompanying financial statements at $10,721,462, $3,977,167 and $2,059,530, respectively. However, since we were not initially engaged as auditors until substantially after the physical inventories were counted in 1997 and 1996 and we were not able to apply alternative auditing procedures to satisfy ourselves as to inventory quantities as of December 31, 1996, the scope of our work was not sufficient to enable us to express, and we do not express an opinion on the financial statements referred to above for 1996 and on the combined statements of earnings and cash flows for the year ended December 31, 1997.

     In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe inventory in 1997 and 1996 as referred to in the previous paragraph, the combined financial statements referred to above present fairly, in all material respects, the financial position of MRB, INC. & AFFILIATES as of December 31, 1998, 1997 and 1996, and the results of their operations and cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


Atlanta,  Georgia
March  12,  1999



                                     MRB, Inc. & Affiliates
                                    COMBINED BALANCE SHEETS
                                          December 31,


                                                               1998         1997        1996
                                                            -----------  ----------  ----------
ASSETS
CURRENT ASSETS
  Cash (note A6)                                            $    31,809  $  639,795  $  289,458
  Accounts receivable
     Trade (note A3)                                            207,654     473,510     365,624
     Due from related parties (note B)                          167,300           -           -
                                                            -----------  ----------  ----------
                                                                374,954     473,510     365,624
  Inventory (notes A7 and C)                                 10,721,462   3,977,167   2,059,530
  Deposits                                                        2,700      18,004      42,573
  Prepaid expenses                                               57,752      25,780      19,349
                                                            -----------  ----------  ----------

     Total current assets                                    11,188,677   5,134,256   2,776,534

FURNITURE, FIXTURES AND EQUIPMENT (note A2)                     259,971     199,804     212,201
     Less accumulated depreciation                               68,908      68,707      75,915
                                                            -----------  ----------  ----------
                                                                191,063     131,097     136,286
OTHER ASSETS
  Organization costs, less accumulated amortization
      of $14,547, $8,005 and $2,734 in 1998, 1997
      and 1996, respectively (note A9)                           88,090      18,420       9,039
                                                            -----------  ----------  ----------

                                                            $11,467,830  $5,283,773  $2,921,859
                                                            ===========  ==========  ==========
LIABILITIES
CURRENT LIABILITIES
  Current maturities of long-term obligations               $    24,936  $  100,750  $   19,271
  Notes payable - other (notes B and C)                         426,852     730,756     353,859
  Notes payable - floor plan (note C)                         9,062,635   3,602,232   1,901,055
  Accounts payable
    Trade                                                       685,780     221,290     151,527
    Payroll and sales taxes                                      58,818      55,869      29,661
                                                            -----------  ----------  ----------
                                                                744,598     277,159     181,188
  Accrued expenses                                              537,847     106,397      31,711
  Customer deposits                                              21,208       4,000           -
                                                            -----------  ----------  ----------

    Total current liabilities                                10,818,076   4,821,294   2,487,084

LONG-TERM OBLIGATIONS, less current
  maturities (note C)                                            75,877      57,791      38,541
DUE TO SHAREHOLDERS (note B)                                    300,000      35,755           -
COMMITMENTS AND CONTINGENT LIABILITIES
(notes E, H, and I)
SHAREHOLDERS' EQUITY
  Common stock and additional contributed capital (note G)       80,100      80,000      80,000
  Retained earnings                                             193,777     288,933     316,234
                                                            -----------  ----------  ----------
                                                                273,877     368,933     396,234
                                                            -----------  ----------  ----------

                                                            $11,467,830  $5,283,773  $2,921,859
                                                            ===========  ==========  ==========

The  accompanying  notes  are an integral part of these combined balance sheets.



                                   MRB, Inc. & Affiliates
                              COMBINED STATEMENTS OF EARNINGS
                                  Year ended December 31,


                                                       1998          1997          1996
                                                   ------------  ------------  ------------
Revenues (note A4)                                 $39,073,588   $27,331,970   $19,192,724

Cost of goods sold                                  32,752,949    22,603,639    16,052,856
                                                   ------------  ------------  ------------

  Gross profit                                       6,320,639     4,728,331     3,139,868

Operating expenses
  Administrative expenses                            3,720,485     2,394,372     1,633,416
  Selling and marketing expenses                     1,770,326     1,812,462     1,147,432
  Depreciation and amortization (notes A2 and A9)       39,521        47,280        36,427
                                                   ------------  ------------  ------------
                                                     5,530,332     4,254,114     2,817,275

    Operating earnings                                 790,307       474,217       322,593

Other income (expenses)
  Other income (expense)                                 4,454       (13,783)        1,170
  Interest expense                                    (449,917)     (392,561)     (255,229)
                                                      (445,463)     (406,344)     (254,059)
                                                   ------------  ------------  ------------

    Earnings before income taxes                       344,844        67,873        68,534

Income taxes (note F)                                        -             -             -
                                                   ------------  ------------  ------------

    NET EARNINGS                                   $   344,844   $    67,873   $    68,534
                                                   ============  ============  ============


The accompanying notes are in integral part of these combined financial statements.



                                        MRB, Inc. & Affiliates
                              COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY
                             Years ended December 31, 1998, 1997, and 1996




                                                  Retained
                              Common stock and additional contributed capital    earnings     Total
                              ------------------------------------------------  ----------  ----------
Balance at January 1, 1996    $                                         30,000  $ 333,930   $ 363,930

Issuance of common stock                                                50,000          -      50,000
Distribution to shareholders                                                 -    (86,230)    (86,230)
Net earnings for the year                                                    -     68,534      68,534
                              ------------------------------------------------  ----------  ----------


Balance at December 31, 1996                                            80,000    316,234     396,234

Distribution to shareholders                                                 -    (95,174)    (95,174)
Net earnings for the year                                                    -     67,873      67,873
                              ------------------------------------------------  ----------  ----------


Balance at December 31, 1997                                            80,000    288,933     368,933

Issuance of common stock                                                   100          -           -
Distribution to shareholders                                                 -   (440,000)   (440,000)
Net earnings for the year                                                    -    344,844     344,844
                              ------------------------------------------------  ----------  ----------


Balance at December 31, 1998  $                                         80,100  $ 193,777   $ 273,877
                              ================================================  ==========  ==========



The  accompanying  notes  are  an  integral  part  of  this  combined statement.



                                   MRB, Inc. & Affiliates
                             COMBINED STATEMENTS OF CASH FLOWS
                                  Year ended December 31,


                                                         1998          1997         1996
                                                     ------------  ------------  ----------
Increase (Decrease) in Cash

Cash flows from operating activities
  Net earnings for the year                          $   344,844   $    67,873   $  68,534
  Adjustments to reconcile net earnings to net cash
    Provided by operating activities:
      Depreciation and amortization                       39,521        47,280      36,427
      Loss on sale of equipment                                -        13,783           -
      Changes in assets and liabilities:
        Decrease (increase) in accounts receivable        98,556      (107,886)   (332,792)
        Increase in inventory                         (6,744,295)   (1,917,637)    (91,667)
        Decrease (increase) in deposits                   15,304        24,569     (42,573)
        (Increase) decrease in other assets             (108,183)      (18,728)     10,814
        Increase (decrease) in accounts payable and
          accrued expenses                               916,097       174,657     (50,590)
                                                     ------------  ------------  ----------
                                                      (5,783,000)   (1,783,962)   (470,381)

            Net cash used in operating activities     (5,438,156)   (1,716,089)   (401,847)

Cash flows from investing activity
  Purchase of furniture, fixtures and equipment          (92,946)      (52,958)    (72,878)

Cash flows from financing activities
  Proceeds from notes payable - net                    5,098,771     2,178,803     714,658
  Distribution to shareholders                          (440,000)      (95,174)    (86,230)
  Proceeds from shareholders                             264,245        35,755           -
  Proceeds from stock issuance                               100             -      50,000
                                                     ------------  ------------  ----------

    Net cash provided by financing activities          4,923,116     2,119,384     678,428
                                                     ------------  ------------  ----------

Net (decrease) increase in cash                         (607,986)      350,337     203,703

Cash at beginning of year                                639,795       289,458      85,755
                                                     ------------  ------------  ----------

Cash at end of year                                  $    31,809   $   639,795   $ 289,458
                                                     ============  ============  ==========

Cash paid during the year for:
---------------------------------------------------

  Interest                                           $   426,062   $   376,118   $ 240,457


The accompanying notes are an integral part of these combined financial statements.




                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        December 31, 1998, 1997, and 1996


NOTE  A  -  SUMMARY  OF  ACCOUNTING  POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying combined financial statements follows.

1.     Principles  of  Combination  and  Nature  of  Business

MRB, Inc. & Affiliates, (the "Company") consists of four Corporations owned by the same shareholders and under common management, which collectively do business under the name of Tomahawk Truck & Trailer Sales (Tomahawk). MRB, Inc. was incorporated in July 1991. Tomahawk Truck & Trailer Sales, Inc. was incorporated in November 1995. Tomahawk Truck & Trailer Sales of Virginia, Inc. was incorporated in November 1996. Tomahawk Truck & Trailer Sales of Missouri, Inc. was incorporated in October 1998. Because of these relationships, the combined financial statements have been prepared as if they were a single entity. All inter-company transactions have been eliminated from the combined financial statements.

     The Company is engaged in the sale of used trucks and trailers primarily in the Southeastern and Midwestern United States. The Company's telemarketing department finds and secures equipment for major carriers throughout the United States, which is unique to the industry.

2.     Furniture,  Fixtures  and  Equipment

Property and equipment consists of office furniture and fixtures, vehicles and leasehold improvements, which are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of five to seven years for office furniture and fixtures, five years for vehicles, and 10 to 15 years for leasehold improvements. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, while statutory methods are used for income tax purposes. Depreciation expense was $32,980, $44,364 and $36,427 for the years ended December 31, 1998, 1997 and 1996, respectively.

3.     Accounts  Receivable

Accounts receivable consist of amounts due on open customer contracts financed by the Company on an interim basis and completed sales contracts to be funded by outside finance companies. The Company considers all accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

4.     Revenue  Recognition

Revenue and related costs of trucks are recognized on the accrual basis of accounting and income is then recognized in the period in which the related truck or trailer sale is completed and title passes to the customer.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        December 31, 1998, 1997, and 1996


NOTE  A  -  SUMMARY  OF  ACCOUNTING  POLICIES  -  Continued

5.     Advertising

The  Company  expenses  advertising  costs  as  they  are  incurred.

6.     Cash  -  Concentration  of  Credit  Risk

Each company maintains their cash balances in demand deposits at financial institutions, which at times may exceed Federally insured limits. The Company has not experienced any losses in such accounts and believes there is no significant credit risk exposure on cash.

7.     Inventory

All inventories are valued at the lower of cost or market. The cost of vehicles including reconditioning parts and other direct costs is determined using the specific identification method.

8.     Use  of  Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

9.     Organization  Costs

Costs of organizing the Company have been capitalized and are being amortized to operations over a 60-month period. Additionally, pre-acquisition costs incurred during 1998 in connection with the stock sale are included and amortized over 25 years beginning August 1, 1998.

10.     Risk  Management

The Company is exposed to risks of loss related to torts; theft of, damage to, and destruction of assets; errors and omissions; injuries to employees; material disasters; and product liability. The Company carries commercial insurance for risks of loss.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        December 31, 1998, 1997, and 1996


NOTE  B  -  RELATED  PARTY  TRANSACTIONS

The Company leases its facilities in Conley, Georgia from related parties under an operating lease. The lease requires the Company to pay all maintenance, insurance, and taxes on the leased property. The following schedule shows the future minimum lease payments including the option period required by year under the operating lease, which was revised in January 1999 in connection with the stock purchase agreement of the Company.

Years  ended  December  31,
                                                             1999     $  102,000
                                                                2000     102,000
                                                                2001     102,000
                                                                2002     102,000
                                                                2003     102,000
                                            2004 and thereafter          600,000
                                                                    ------------

                                                                     $ 1,110,000
                                                                     ===========

The lease contains an option to purchase the property by the parent company which expires July 31, 1999 (unless renewed by both parties).

Rental expense for the lease was $193,274, $180,000 and $158,053 for the years ended December 31, 1998, 1997 and 1996, respectively.

During the normal course of operations, the Company's shareholders advanced money to and received payments from the Company. The amount outstanding at December 31, 1998 and 1997 was $300,000 and $35,755, respectively.

During the normal course of operations, individuals or companies controlled by employees and relatives of employees made bridge loans to the Company to finance vehicle purchases on an interim basis. The amounts outstanding to these individuals are shown in note C.

During the normal course of operations, the Company placed inventory on consignment with a subsidiary company of the parent company, which purchased Tomahawk (see note I). The balance of these consigned items was $167,300 at December 31, 1998.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        December 31, 1998, 1997, and 1996

NOTE  C  -  NOTE  PAYABLE  AND  LONG-TERM  OBLIGATIONS


Long-term  obligations  consist  of  the  following:


                                                                                        1998         1997         1996
                                                                                     -----------  -----------  -----------
Various notes payable to a financial institution, payable in monthly installments of $2,753 including interest at rates of 9 and 10 percent per annum, due from
 September 2001 to May 2003 secured by automobiles and equipment.                    $  100,813   $        -   $        -

Various notes payable to financial institutions at rates of 9 and 10 percent per
 annum, secured by automobiles and equipment.                                                 -      158,541       57,812

Less current maturities                                                                 (24,936)    (100,750)     (19,271)

Total long-term obligations                                                          $   75,877   $   57,791   $   38,541
                                                                                     ===========  ===========  ===========
CURRENT NOTES PAYABLE

Current portion of long-term obligations                                             $   24,936   $  100,750   $   19,271

Unsecured notes payable to individuals due on demand including interest
 payable at 10 percent.                                                                 255,950      403,696      160,000

Note payable to a financial institution, payable in monthly installments of
 $4,135 including interest at a rate of 10 percent per annum, due February 15,
 1999 secured by automobiles and equipment.                                               8,164            -            -

Revolving bridge loan payable to a financial institution whereby the Company can borrow up to $400,000 for operating purposes.  The remaining principle
 balance on the current note is due on March 27, 1999.                                  162,738      327,060      193,859

During 1994, the Company entered into a revolving line of credit agreement with a financial institution whereby the Company can borrow up to $7,500,000 to floor plan inventory.  The maximum amount outstanding during 1998 was
 $7,500,000.  Interest is accrued monthly at the financial institution's prime rate plus between .75 percent and 1.5 percent depending upon floor planned inventory amounts.  The effective rate of interest at December 31, 1998 was 9.7 percent.  This note is personally guaranteed by the shareholders of the
 Company.                                                                             5,573,235    3,602,232    1,901,055
During 1998, the Company entered into a financing agreement with the aforementioned financial institution to floor plan inventory from a specific buyer.  Interest is accrued monthly at the financial institution's prime rate plus between .75 percent and 1.5 percent.  The effective rate of interest at December
 31, 1998 was 9.7 percent.  This note is personally guaranteed by the
 shareholders of the Company.                                                         3,489,400            -            -

Total current notes payable                                                          $9,514,423   $4,433,738   $2,274,185
                                                                                     ===========  ===========  ===========

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        December 31, 1998, 1997, and 1996

NOTE  C  -  NOTE  PAYABLE  AND  LONG-TERM  OBLIGATIONS  -  Continued

Aggregate  maturities  of notes payable and long-term obligations are as follows


1999        $9,514,423
2000            27,405
2001            26,891
2002            15,585
2003             5,996
            ----------

9,590,300
==========



NOTE  D  -  CONCENTRATION  OF  CREDIT  RISK

Sales and credit receivables have significant concentrations of risk due to fluctuations affecting the trucking industry. However, concentrations of credit risk with respect to trade receivables is limited because the Company's client base is made up of a large number of geographically diverse clients and financing is provided primarily from outside parties with limited or no recourse.

NOTE  E  -  COMMITMENTS

The Company conducts a substantial portion of its operations utilizing leased facilities, consisting of offices, equipment and vehicles over periods of 12 to 60 months. Most of the operating leases provide that the Company pay taxes, maintenance, insurance and other expenses applicable to the leased property. Lease payments and related expenses amounted to $449,966, $328,042 and $245,636 for the years ended December 31, 1998, 1997 and 1996, respectively.

The  minimum  rental  commitments  under  operating  leases  are  as  follows:


Year ended December 31,
1999                      $179,300
2000                       168,100
2001                       102,000
2002                       102,000
2003                       102,000

653,400

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        December 31, 1998, 1997, and 1996

NOTE  F  -  INCOME  TAXES

The income taxes on the net earnings of the Company are payable personally by the shareholders pursuant to an election as an S corporation under the Internal Revenue Code not to have the Company taxed as a corporation. The income taxes assumed payable had this election not been made amount to $131,385, $15,022 and $15,218 in 1998, 1997 and 1996, respectively.

NOTE  G  -  COMMON  STOCK  AND  ADDITIONAL  CONTRIBUTED  CAPITAL

Ownership of the four entities under common ownership and control are as follows:



                                                    1998     1997     1996
                                                   -------  -------  -------
MRB, Inc. (of Georgia)
   Authorized, 10,000 shares of $1.00 par value;
      issued 5,000 shares                          $10,000  $10,000  $10,000

Tomahawk Truck & Trailer Sales, Inc. (of Florida)
   Authorized, 7,500 shares of $1.00 par value;
      issued 100 shares                             20,000   20,000   20,000

Tomahawk Truck & Trailer Sales of Virginia, Inc.
   Authorized, 1,000 shares of no par value;
      Issued 100 shares                             50,000   50,000   50,000

Tomahawk Truck & Trailer Sales of Missouri, Inc.
   Authorized, 30,000 shares of $1.00 par value;
      Issued 100 shares                                100        -        -
                                                   -------  -------  -------

                                                   $80,100  $80,000  $80,000
                                                   =======  =======  =======



NOTE  H  -  CONTINGENT  LIABILITIES

The Company is engaged in two lawsuits as a defendant involving alleged breach of contract from the sale of used trucks sold during 1996 through 1998. In the opinion of management, based upon advice of counsel, the ultimate outcome of these lawsuits is unknown as of the date of this report. The Company has insurance against certain liability claims; however, a reserve for estimated expenses to defend these claims and possible losses in the amount of approximately $47,000 was accrued as of the date of this report. Additionally, the Company's new parent has accrued approximately $37,500 to defend these claims.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        December 31, 1998, 1997, and 1996

NOTE  I  -  CHANGE  IN  MANAGEMENT  AND  OWNERSHIP

During August 1998, the Company's board of directors and shareholders entered into a management agreement effective August 1, 1998, with a subsidiary of a publicly traded company. A related stock purchase agreement closed in January 1999 which included an exchange of MRB, Inc. & Affiliates' common stock for stock in the parent; earn out payments in the form of cash and/or shares of common stock based on quarterly operating performance; cash consideration; and contingent shares of the parent in the form of loans. Employment agreements, lease agreements on business real estate and certain indemnity agreements were signed with certain key employees of MRB, Inc.

               FINANCIAL STATEMENTS AND ACCOUNTANTS' REVIEW REPORT

                             MRB, INC. & AFFILIATES

                                  JULY 31, 1998

               Report of Independent Certified Public Accountants
               --------------------------------------------------




Board  of  Directors  and  Shareholders
MRB,  Inc.  &  Affiliates


     We have reviewed the accompanying combined balance sheet of MRB, INC. & AFFILIATES as of July 31, 1998, and the related combined statements of earnings and retained earnings, and cash flows for the seven months then ended. All information included in these financial statements is the representation of the management of MRB, INC. & AFFILIATES.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of making inquires of Company personnel and applying analytical procedures to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying combined financial statements in order for them to be in conformity with generally accepted accounting principles.




Atlanta,  Georgia
March  12,  1999




                             MRB, Inc. & Affiliates
                             COMBINED BALANCE SHEET
                                  July 31, 1998
                        (See Accountants' Review Report)


ASSETS

CURRENT ASSETS
  Cash (note A7)                                            $  397,653
  Accounts receivable trade (note A4)                          222,100
  Inventory (notes A8 and C)                                 5,574,462
  Deposits                                                      25,000
  Prepaid expenses                                              21,000
                                                            -----------

     Total current assets                                    6,240,215

FURNITURE, FIXTURES AND EQUIPMENT (note A2)                    190,744
  Less accumulated depreciation and amortization                52,559
                                                            -----------
                                                               138,185

OTHER ASSETS
  Organization costs, less accumulated amortization
      of $11,080 (note A10)                                     65,941
                                                            -----------

                                                            $6,444,341
                                                            ===========

LIABILITIES

CURENT LIABILITIES
  Current maturities of long-term obligations (note C)      $    4,600
  Notes payable - others (note C)                              517,033
  Note payable - floor plan (note C)                         4,452,114
  Accounts payable - trade                                     589,481
  Payroll and sales taxes                                       81,220
  Accrued expenses                                             313,123
                                                            -----------

    Total current liabilities                                5,957,571

LONG-TERM OBLIGATIONS, less current maturities (note C)         21,434

DUE TO SHAREHOLDERS (note B)                                   435,403

COMMITMENTS AND CONTINGENT LIABILITIES (notes E and G)

SHAREHOLDERS' EQUITY
  Common stock and additional contributed capital (note F)  $   80,000
  Retained earnings                                            (50,067)  29,933
                                                            -----------  ------

                                                            $6,444,341
                                                            ===========





       The accompanying notes are an integral part of this balance sheet.



                             MRB, Inc. & Affiliates
              COMBINED STATEMENT OF EARNINGS AND RETAINED EARNINGS
                        Seven months ended July 31, 1998
                        (See Accountant's Review Report)



Revenues (note A5)                                  $20,143,295

Cost of goods sold                                   16,668,331
                                                    ------------

  Gross profit                                        3,474,964

Operating expenses
  Administrative expenses                           $ 2,193,574
  Selling and marketing expenses                        856,344
  Depreciation and amortization (notes A2 and A10)       20,436   3,070,354
                                                    ------------  ---------


    Operating earnings                                  404,610

  Other expense - interest                              303,610
                                                    ------------

    Earnings before income taxes                        101,000

Income taxes (note A3)                                        -
                                                    ------------

    NET EARNINGS                                        101,000

Retained earnings at beginning of period                288,933

Distribution to shareholders                           (440,000)
                                                    ------------

Retained earnings at end of period                  $   (50,067)
                                                    ============


         The accompanying notes are an integral part of this statement.



                              MRB, Inc. & Affiliates
                         COMBINED STATEMENT OF CASH FLOWS
                          Seven months ended July 31,1998
                         (See Accountants' Review Report)



Increase (Decrease) in Cash

Cash flows from operating activities
  Net earnings for the period                              $   101,000
  Adjustments to reconcile net earnings to net cash
    Provided by operating activities:
      Depreciation and amortization                        $    20,436
      Changes in assets and liabilities:
        Decrease in accounts receivable                        251,410
        Increase in inventory                               (1,597,295)
        Increase in deposits                                    (6,996)
        Increase in other assets                               (47,029)
        Increase in accounts payable and accrued expenses      596,268   (783,206)
                                                           ------------  ---------

            Net cash used in operating activities             (682,206)

Cash flows from investing activity
  Purchase of furniture, fixtures, and equipment               (23,236)

Cash flows from financing activities
  Proceeds from notes payable - net                            503,652
  Distributions to shareholders                               (440,000)
  Proceeds from shareholders - loans                           399,648
                                                           ------------

    Net cash provided by financing activities                  463,300
                                                           ------------

Net decrease in cash                                          (242,142)

Cash at beginning of period                                    639,795
                                                           ------------

Cash at end of period                                      $   397,653
                                                           ============

Cash paid during the period for:
---------------------------------------------------------

  Interest                                                 $   295,374


         The accompanying notes are an integral part of this statement.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  July 31, 1998
                        (See Accountants' Review Report)


NOTE  A  -  SUMMARY  OF  ACCOUNTING  POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying combined financial statements follows.

1.     Principles  of  Combination  and  Nature  of  Business

MRB, Inc. & Affiliates (the "Company") consists of three corporations owned by the same shareholders and under common management, which collectively do business under the name of Tomahawk Truck & Trailer Sales (Tomahawk). MRB, Inc. was incorporated in July 1991. Tomahawk Truck & Trailer Sales, Inc. was incorporated in November 1995. Tomahawk Truck & Trailer Sales of Virginia, Inc. was incorporated in November 1996. Because of these relationships, the combined financial statements have been prepared as if they were a single entity. All inter-company transactions have been eliminated from the combined financial statements.

The Company is engaged in the sale of used trucks and trailers primarily in the Southeastern and Midwestern United States. The Company's telemarketing department finds and secures equipment for major carriers throughout the United States, which is unique to the industry.

2.     Furniture,  Fixtures  and  Equipment

Furniture, fixtures and equipment consists of office furniture and fixtures, vehicles and leasehold improvements which are stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives of five to seven years for office furniture and fixtures, five years for vehicles and 10 to 15 years for leasehold improvements. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, while statutory methods are used for income tax purposes.

3.     Income  Taxes

The income taxes on the net earnings of the Company are payable personally by the shareholders pursuant to an election as an S corporation under the Internal Revenue Code not to have the Company taxed as a corporation. The income taxes assumed payable had this election not been made amount to $22,640 for the seven month period ended July 31, 1998.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  July 31, 1998
                        (See Accountants' Review Report)


NOTE  A  -  SUMMARY  OF  ACCOUNTING  POLICIES  -  Continued

4.     Accounts  Receivable

Accounts receivable consists of amounts due on open customer contracts financed by the Company on an interim basis and completed sales contracts to be funded by outside finance companies. The Company considers all accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

5.     Revenue  Recognition

Revenue and related costs of trucks are recognized on the accrual basis of accounting, and income is then recognized in the period in which the related truck or trailer sale is completed and title passes to the customer.

6.     Advertising

The  Company  expenses  advertising  costs  as  they  are  incurred.

7.     Cash  -  Concentration  of  Credit  Risk

Each company maintains their cash balances in demand deposits at one financial institution, which at times may exceed Federally insured limits. The Company has not experienced any losses in such accounts and believes there is no significant credit risk exposure on cash.

8.     Inventory

All inventories are valued at the lower of cost or market. The cost of vehicles and parts is determined using the specific identification method.

9.     Use  of  Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  July 31, 1998
                        (See Accountants' Review Report)


NOTE  A  -  SUMMARY  OF  ACCOUNTING  POLICIES  -  Continued

10.     Organization  Costs

Costs of organizing the Company have been capitalized and are being amortized to operations over a 60-month period.

11.     Risk  Management

The Company is exposed to risks of loss related to torts; theft of, damage to, and destruction of assets; errors and omissions; injuries to employees; material disasters; and product liability. The Company carries commercial insurance for risks of loss.

NOTE  B  -  RELATED  PARTY  TRANSACTIONS

The Company leases its facilities in Conley, Georgia from a related party under an operating lease. The lease requires the Company to pay all maintenance, insurance, and taxes on the leased property. The following schedule shows the future minimum lease payments required by year under the operating lease, which was revised in January 1999 in connection with the sale of the Company. See note H.


Periods ended July 31,
1999                     $ 93,000
2000                      102,000
2001                      102,000
2002                      102,000
2003                      102,000
                         --------

                          501,000
=======================

Rental expense for the lease was $108,500 for the seven months ended July 31, 1998.

During the normal course of operations, the Company's shareholders advanced money to and received repayments from the Company. At July 31, 1998, $435,403 is owed to shareholders, of which $135,403 was repaid by December 31, 1998.

NOTE  C  -  NOTES  PAYABLE  AND  LONG-TERM  OBLIGATIONS

Notes payable-other includes a bridge loan payable to a financial institution whereby the Company can borrow up to $400,000 for operating purposes. Interest is payable monthly at a rate of 10.5 percent. Remaining principle balance is due on March 27, 1999. The outstanding balance on this loan is $291,083 at July 31, 1998. Also included in notes payable-other is $225,950 in amounts due to various individuals. These notes are unsecured, bear interest at a rate of 10 percent and are due on demand.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  July 31, 1998
                        (See Accountants' Review Report)

NOTE  C  -  NOTES  PAYABLE  AND  LONG-TERM  OBLIGATIONS  -  Continued

During 1994, the Company entered into a revolving line of credit agreement with a financial institution, whereby the Company can borrow up to $7,500,000 to floor plan inventory. Borrowing outstanding on this line of credit was $4,452,114 at July 31, 1998. Interest is accrued monthly at the institution's prime rate plus 1.75 percent. The effective rate of interest at July 31, 1998 was 10.25 percent. This note is personally guaranteed by the shareholders of the Company.



Long-term obligations consist of the following at July 31, 1998:

Notes payable to a financial institution, payable in
 monthly installments of $563 including interest at
 9.5% per annum over 60 months, due June 1998 to
 May 2003 secured by an automobile.                               $26,034

Less:  current portion due                                         (4,600)
                                                                  --------

Long-term notes payable                                           $21,434
                                                                  ========

Aggregate maturities of notes payable and long-term obligations for the five years following July 31, 1998 are as follows:



Periods ended July 31,
1999                     $4,600
2000                      5,031
2001                      5,503
2002                      6,019
2003                      4,881
                         ------

26,034
=======================

NOTE  D  -  CONCENTRATION  OF  CREDIT  RISK

Sales and credit receivables have significant concentrations of risk due to fluctuations affecting the trucking industry. However, concentrations of credit risk with respect to trade receivables is limited because the Company's client base is made up of a large number of geographically diverse clients and financing is provided primarily from outside parties with limited or no recourse.

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  July 31, 1998
                        (See Accountants' Review Report)


NOTE  E  -  COMMITMENTS

The Company conducts a substantial portion of its operations utilizing leased facilities, consisting of offices, equipment and vehicles leased over periods of 12 to 60 months. Most of the operating leases provide that the Company pay taxes, maintenance, insurance and other expenses applicable to the leased property. Lease payments and related expenses amounted to $272,295 for the period ended July 31, 1998.

The minimum rental commitments under operating leases excluding the related party lease disclosed in note B are as follows:


Periods ended July 31,
1999                     $179,300
2000                      168,000
2001                      102,000
2002                      102,000
2003                      102,000
                         --------

653,300
=======================



NOTE  F  -  COMMON  STOCK  AND  ADDITIONAL  CONTRIBUTED  CAPITAL

Ownership of the three entities under common ownership and control are as follows at July 31, 1998.


MRB, Inc. (Georgia)
   Authorized, 10,000 shares of $1.00 par value;
      issued 5,000 shares                          $10,000

Tomahawk Truck & Trailer Sales, Inc. (Florida)
   Authorized, 7,500 shares of $1.00 par value;
      issued 100 shares                             20,000

Tomahawk Truck & Trailer Sales of Virginia, Inc.
   Authorized, 1,000 shares of no par value;
      issued 100 shares                             50,000
                                                   -------

                                                   $80,000
                                                   =======

                             MRB, Inc. & Affiliates
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  July 31, 1998
                        (See Accountants' Review Report)

NOTE  G  -  CONTINGENT  LIABILITIES

The Company is engaged in two alleged breach of contract lawsuits as a defendant from the sale of used trucks during 1996 through 1998. In the opinion of management, based upon advice of counsel, the ultimate outcome of these lawsuits is unknown as of the date of this report. The Company has insurance against certain liability claims; however, a reserve for estimated expenses to defend these claims and possible losses in the amount of approximately $47,000 was accrued as of the date of this report. Additionally, the Company's new parent has accrued approximately $37,500 to defend these claims.

NOTE  H  -  SUBSEQUENT  EVENTS

Subsequent to July 31, 1998, the Company's board of directors and shareholders entered into a stock purchase agreement with a subsidiary of a publicly traded company. A management agreement was entered into whereby significant management control of the Company was passed to the acquiring company in August 1998. The stock purchase agreement included an exchange of MRB, Inc. & Affiliates common stock for stock in the parent, earn out payments in the form of cash and/or shares of common stock based on quarterly operating performance; cash consideration; and contingent shares of the parent in the form of loans. The sale was closed in January 1999. Employment agreements, lease agreements on business real estate and certain indemnity agreements were signed by certain key employees of Tomahawk.

Subsequent to July 31, 1998 the Company opened a retail operation in Kansas City, Missouri under the name of Tomahawk Truck & Trailer Sales of Missouri, Inc.